UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): September 29, 2006

                       Alternative Loan Trust 2006-OA14
                       --------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-131630-60

                                  CWALT, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131630

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

                  Delaware                              87-0698307
                  --------                              ----------
        (State or Other Jurisdiction                 (I.R.S. Employer
     of Incorporation of the depositor)    Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                       91302
---------------------                                       -----
(Address of Principal                                    (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 8     Other Events
---------     ------------

Item 8.01     Other Events.
              ------------

On September 29, 2006, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of September 1, 2006 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, collectively with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2006-OA14. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

On September 29, 2006, The Bank of New York, not in an individual capacity but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-OA14 (in such capacity, the "Supplemental Interest Trustee") and Bank of America, N.A. (the "Counterparty"), entered into an ISDA Master Agreement (1992-Multicurrency-Cross Border), and a Schedule thereto (collectively, the "ISDA Master Agreement"). The ISDA Master Agreement is annexed hereto as Exhibit 99.2.

On September 27, 2006, the Supplemental Interest Trustee entered into a swap contract (the "Swap Contract"), as evidenced by a confirmation (the "Swap Confirmation"), dated September 29, 2006, with the Counterparty. The Swap Confirmation is annexed hereto as Exhibit 99.3.

On September 27, 2006, the Supplemental Interest Trustee entered into a corridor contract (the "Corridor Contract"), as evidenced by a confirmation (the "Corridor Confirmation"), dated September 29, 2006, with the
Counterparty. The Corridor Confirmation is annexed hereto as Exhibit 99.4.

On September 27, 2006, the Supplemental Interest Trustee entered into a corridor floor contract (the "Corridor Floor Contract"), as evidenced by a confirmation (the "Corridor Floor Confirmation"), dated September 29, 2006, with the Counterparty. The Corridor Floor Confirmation is annexed hereto as
Exhibit 99.5.

On March 27, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of March 27, 2006, among the Company, CHL, CWMBS, Inc. ("CWMBS"), CWABS, Inc. ("CWABS"), CWHEQ, Inc. ("CWHEQ") and the Counterparty. The Item 1115 Agreement is annexed hereto as Exhibit 99.6.



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Section 9  Financial Statements and Exhibits
---------  ---------------------------------

Item 9.01  Financial Statements and Exhibits.
           ---------------------------------

(a) Financial statements of businesses acquired.
    -------------------------------------------

         Not applicable.

(b) Pro forma financial information.
    -------------------------------

         Not applicable.

(c) Shell Company Transactions.
    --------------------------

(d) Exhibits.
    --------

Exhibit No.    Description
-----------

99.1 The Pooling and Servicing Agreement, dated as of September 1, 2006, among the Company, the Sellers, the Master Servicer and the Trustee.

99.2 The ISDA Master Agreement, dated September 29, 2006, between the Supplemental Interest Trustee and the Counterparty.

99.3 The Swap Confirmation, dated September 29, 2006, between the Supplemental Interest Trustee and the Counterparty.

99.4 The Corridor Confirmation, dated September 29, 2006, between the Supplemental Interest Trustee and the Counterparty.

99.5 The Corridor Floor Confirmation, dated September 29, 2006, between the Supplemental Interest Trustee and the Counterparty.

99.6 The Item 1115 Agreement, dated as of March 27, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.




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



                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         CWALT, INC.



                                                         By: /s/ Darren Bigby
                                                             ----------------
                                                         Darren Bigby
                                                         Vice President



Dated:  October 20, 2006



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                                 Exhibit Index
                                 -------------

Exhibit
-------

99.1 The Pooling and Servicing Agreement, dated as of September 1, 2006, among the Company, the Sellers, the Master Servicer and the Trustee.

99.2 The ISDA Master Agreement, dated September 29, 2006, between the Supplemental Interest Trustee and the Counterparty.

99.3 The Swap Confirmation, dated September 29, 2006, between the Supplemental Interest Trustee and the Counterparty.

99.4 The Corridor Confirmation, dated September 29, 2006, between the Supplemental Interest Trustee and the Counterparty.

99.5 The Corridor Floor Confirmation, dated September 29, 2006, between the Supplemental Interest Trustee and the Counterparty.

99.6 The Item 1115 Agreement, dated as of March 27, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.




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